Q4 & Fiscal Year 2013 Earnings Presentation, Commentary & Financial Results Supplement August 1, 2013 Exhibit 99.2

Safe Harbor Statement

This presentation and the accompanying notes contain statements about our future expectations, plans and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private
Securities Litigation Reform Act of 1995, including but not limited to our financial guidance, outlook, expectations, and investment areas for the fiscal year 2014; our planned investments in our business and the anticipated effects of those investments; our operational growth strategy and the anticipated development of our business and financial results in fiscal 2014 and in future fiscal years in response to our strategy; and the anticipated growth and development of our business and markets, especially in Europe and Asia-Pacific. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our projections and guidance are based;
our failure to execute our strategy; our failure to make the investments in our business that we plan to make or the failure of those investments to have the effects that we expect; our failure to identify and address the causes of our revenue weakness in Europe; our failure to acquire new customers and enter new markets, retain our current customers, and sell more products to current and new customers; the willingness of purchasers of marketing services and products to shop online; currency fluctuations that affect our revenues and costs; costs and disruptions caused by acquisitions; the failure of our acquired businesses to perform as expected; difficulties or higher than anticipated costs in integrating the systems and operations of our acquired businesses into our systems and operations; unanticipated changes in our market, customers or business; our failure to promote and strengthen our brand; the failure of our current and new marketing channels to attract customers; our failure to manage the growth, changes, and complexity of our business and expand our operations; competitive pressures; our failure to maintain compliance with the financial covenants in our revolving credit facility or to pay our debts when due; costs and judgments resulting from litigation; changes in the laws and regulations or in the interpretations of laws or regulations to which we are subject, including tax laws, or the institution of new laws or regulations that affect our business; and general economic conditions. You can also find other factors described in our
Form 10-Q for the fiscal quarter ended March 31, 2013 and the other documents we periodically file with the U.S.
Securities and Exchange Commission.

Presentation Organization & Call Details

Presentation Organization:
• Annual overview
• Q4 & FY13 operating and
financial results
• FY14 guidance
• Supplementary information
• Reconciliation of GAAP to
Non-GAAP results
Live Q&A Session:
• 5:15 p.m. Eastern
• Link from the IR section of
www.vistaprint.com
• Hosted by:
Robert Keane
President & CEO
Ernst Teunissen
EVP & CFO

Revenue ($M)
Organic Revenue
Albumprinter
Webs
GAAP Net Income
Non-GAAP Adjusted Net Income
$35
$59
$91
$152
$256
$401
$516
$670
$817
$1,020
$1,168
$0.5
$3
$5
$19
$23
$27
$36
$40
$55
$56
$76
$68
$91
$82
$105
$44
$77
$76
$29
Historical Annual Revenue and Net Income
our global operations. Please see reconciliation to GAAP net income and EPS at the end of this presentation.
related tax effect, amortization of acquired intangible assets, and a charge related to the alignment of Webs IP with
Non-GAAP adjusted net income and non-GAAP adjusted EPS exclude share-based compensation expense and its
Millions, fiscal year ending June 30
*Fiscal 2005 results exclude a contract termination payment of $21mm

Annual Overview

Fiscal 2013 Financial and Operating Results
• Revenue: mixed results
o
Continued strong results in North America
o
Europe and APAC lower than earlier expectations; making
organizational progress to improve results over time
•
Earnings: balanced approach in light of revenue weakness
Continued to roll out strategy initiatives to drive long-term customer and shareholder value
• Customer value proposition improvements
• Life-time value based marketing
• World class manufacturing

FY13 Operational Performance:
Invigorate the Core Business

Strategy Element Description Long-Term Goals FY13 Results/Examples
Major improvements to customer
experience, satisfaction and loyalty
Change success metrics from
short-term transaction-focused
value to longer-term life time value
and achieve higher life time value
per customer
• Continued improvement in net
promoter score, a leading
retention indicator
• Launched new website
• Initiated roll out of pricing
simplification and transparency
• Continued improvements in
substrate quality, content and
packaging
Invest more deeply into selected
traditional Vistaprint marketing
channels and expand in relatively
new channels such as broadcast
with higher than average COCA,
but excellent longer term ROI.
Accelerate new customer
acquisition
Reach offline audiences not
currently looking to online suppliers
• Launch of new broadcast
creative
• Continued testing into new
channels in Europe and APAC
• Continued to optimize spend in
relatively new channels
• Trimmed ad expense in Europe
with change in customer
economics
Accelerate investment in production
process improvements, employee
training, supply chain management
and manufacturing-related
engineering
Step function changes in quality
and reliability
Significantly lower unit
manufacturing costs
• Launch of proprietary
manufacturing system for low-
volume promotional products
• Continued efforts in improving
manufacturing operations
resulting in strong GMs
• Improvements in product quality
Customer Value
Proposition
Improvements
Life Time Value
Based Marketing
World Class
Manufacturing

FY13 Operational Performance:
Build Foundations for Future Growth

Strategy Element Description Long-Term Goals FY13 Results/Examples
Digital small business marketing
offerings (websites, email
marketing, social media)
Lay foundations for continued rapid
growth five and more years in the
future
Seek M&A opportunities of firms
that possess technology, market
presence and/or expertise in target
areas
• Total FY13 digital marketing
services revenue of approx. $80
million (includes Webs)
• Rolled out white-labeled
Pagemodo product
• Continued integration of
technologies (on track for site
builder milestone this summer)
Enable customers to share and
preserve memories through
personalized products for home
and family use
• Rolled out Albumprinter photo
books to Vistaprint EU customer
base
• Albumprinter manufacturing
process improvements based
upon work with Vistaprint
manufacturing
• Expanded design content  for
both Vistaprint and Albumprinter
sites
Expand to markets beyond North
America and Europe
• Opened India production &
service operations, initial
marketing tests
• Ops planning, recruitment,
cross-training & process
development for China minority
interest
• Japanese market research
Digital Marketing
Home & Family
Geographic Expansion

FY13 Operational Performance:
Supporting Elements

Strategy Element Description Long-Term Goals FY13 Results/Examples
Commit to multi-year resource
ramp to support strategy elements
Early resource investments turn
into scale advantage over time
Over 300 new team members in
FY13 (incl. acquisitions)
Invested in scalable systems,
processes, and talent throughout
the organization
Repurchase our shares when there
is a disconnect between current
share price and expected future
per-share FCF
Deliver high multi-year returns to
shareholders
$64M/1.9M shares repurchased in
FY13
Immediate EPS benefit
Longer-term potential to continue
leverage of EPS, or use as
currency in M&A when share price
is higher
Resource Ramp
Share Repurchases

Q4 & FY 2013 Financial and Operating Results 9

| | | |
|---|---|---|
| | ▪<br>▪<br>▪ | ▪<br>▪<br>▪ |
| | ▪<br>▪<br>▪ | ▪<br>▪<br>▪ |
| | ▪<br>▪<br>▪ | ▪<br>▪<br>▪ |

Vistaprint Make an impression.

Q4 FY 2013: Key Financial Metrics*

* Financial metrics for the consolidated business, including Albumprinter results since October 31, 2011 and Webs results since December 28,
2011 (dates of purchase).
** Non-GAAP adjusted net income and non-GAAP adjusted EPS exclude share-based compensation expense and its related tax effect, amortization of acquired intangible assets, and charges related to the alignment of Webs IP with our global operations. Please see reconciliation to GAAP net income (loss) and EPS at the end of this presentation.
Quarter Ended 06/30/2013 Fiscal Year Ending 06/30/2013
Revenue
•
$280.1 million
12% y/y growth
12% y/y constant currency growth
11% y/y organic constant currency
(ex-acquisitions)
•
$1,167.5 million
14% y/y growth
16% y/y constant currency growth
12% y/y organic constant currency
(ex-acquisitions)
GAAP Net
Income
• $2.3 million
0.8% net margin vs. 1.5% last year
decrease of 41% y/y
• $0.07 Diluted EPS
decrease of 30% y/y
• $29.4 million
2.5% net margin vs. 4.3% last year
decrease of 33% y/y
• $0.85 Diluted EPS
decrease of 25% y/y
Non-GAAP
Adjusted Net
Income**
•
$14.1 million
5.0% net margin vs. 5.9% last year
decrease of 5% y/y
• $0.41 Non-GAAP Diluted EPS
increase of 2% y/y
•
$75.8 million
6.5% net margin vs. 7.6% last year
decrease of 1% y/y
• $2.15 Non-GAAP Diluted EPS
increase of 10% y/y
Consolidated

Cash Flow & ROIC Highlights*
Quarterly cash flows and investments (in millions)  Q4FY13  Q4FY12  FY13  FY12
Cash flow from operations $36.7 $19.3 $140.0 $140.6
Free cash flow** $21.8 $4.6 $52.6 $88.5
Capital expenditures $12.5 $13.5 $79.0 $46.4
as % of revenue 4.5% 5.4% 6.8% 4.5%
Trailing Twelve Month Return on Invested Capital*** (GAAP) 8% 12% NA NA
Trailing Twelve Month Return on Invested Capital*** (Non-GAAP) 18% 21% NA NA

Share repurchase program  Q4FY13 FY13
Shares purchased 613,000 1,850,746
Average cost per share $38.12 $34.77
Total purchase spend, inclusive of transaction costs, in millions $23.4 $64.4
Consolidated
Balance sheet  (in millions, as of June 30, 2013)
Cash and cash equivalents $50.1
* Financial results for the consolidated business, including Albumprinter and Webs results
** FCF = Cash Flow from Operations – Capital Expenditures – Purchases of Intangible assets not related to acquisitions –
Capitalized Software Expenses
*** ROIC = NOPAT / (Debt + Equity – Excess Cash)
Net operating profit after taxes (NOPAT)
Excess cash is cash and investments of 5% of last twelve month revenues
Operating leases have not been converted to debt
Non-GAAP TTM ROIC excludes share-based compensation expense and its related tax effect, amortization of acquired intangibles, and charges related to the alignment of Webs IP with our global operations
Excess cash definition updated in period ending 03/31/2013 and for prior periods.

Geographic Segment Revenue - Annual
(millions)
North America:
55% of total revenue
18% y/y growth
18% y/y constant currency growth including Webs
17% y/y organic constant currency growth
Europe:
39% of total revenue
9% y/y growth
11% y/y constant currency growth including Albumprinter
5% y/y organic constant currency growth
Asia Pacific
6% of total revenue
16% y/y growth
17% y/y constant currency growth
Note: Constant currency basis is estimated by translating all non-U.S. Dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. Dollar.
Please see reconciliation to reported revenue growth rates at the end of this presentation.
FY2013

North America
Webs (inc NA)
Europe
Albumprinter (inc EU)
Asia-Pacific
$27.5
$258.5
$384.0
$452.8
$321.7
$42.5
$61.2
$374.8
$4.7
$539.2
$631.2
$13.1
$385.1
$71.0
$67.1
$40.4
FY2010 FY2011 FY2012 FY2013

Geographic Segment Revenue - Quarterly
(millions)
North America:
61% of total revenue
18% y/y growth
18% y/y constant currency
growth including Webs
17% y/y organic constant
currency growth
Europe:
34% of total revenue
3% y/y growth
2% y/y constant currency
growth including Albumprinter
2% y/y organic constant
currency growth
Asia Pacific:
6% of total revenue
4% y/y growth
8% y/y constant currency
growth
Q4 FY2013

Consolidated
$118.7
$139.8 $139.7
$140.9 $141.6
$164.7
$160.1
$164.8
$2.3
$2.5
$2.6
$2.8
$2.9
$4.8
$80.0
$127.3
$88.4
$79.1
$74.3
$136.5
$93.2 $81.1
$15.7
$11.8
$12.9
$15.4
$22.8
$15.1
$13.8
Asia-Pacific
Albumprinter (inc. in Europe)
Europe
Webs (inc. in North America)
North America
Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13
Revenue results for the consolidated business, including Albumprinter and Webs results since respective acquisition dates. All Albumprinter revenue included in European segment.  All Webs revenue included in NA segment.
Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.
Please see reconciliation to reported revenue growth rates at the end of this presentation.
$17.0
$15.4
$15.1 $17.5
$21.5
$16.4
$15.6
$13.7

Operational Metrics
(Excludes Albumprinter and Webs)

Organic
Orders (M)
Average Order Value
5.0
6.5
5.8
5.6
5.9
8.3
7.0
6.4
6.5
9.0
7.2
6.5
Q1
FY11
Q2
FY11
Q3
FY11
Q4
FY11
Q1
FY12
Q2
FY12
Q3
FY12
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY11
Q2
FY11
Q3
FY11
Q4
FY11
Q1
FY12
Q2
FY12
Q3
FY12
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
$34.69
$36.17
$36.03
$37.75
$36.38
$34.61
$35.38
$36.73
$36.78
$36.25
$38.43
$40.40

Operational Metrics
(Excludes Albumprinter and Webs)

2.2
Organic
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
New Customers
(million)
0 $
5 $
10 $
15 $
20 $
25 $
30 $
35 $
$23
$26
$27
$26 $26
$25
$28
$27
$27
$25
of Revenue %
Advertising as
23%
22%
24%
26%
27%
25%
21%
26%
27%
24%
Implied COCA
21%
21%
30%
35%
20%
25%
10%
15%
0%
5%
$24
$24

Historical Revenue Driver Metrics
(Quarterly)

15.7
11.9
*trailing twelve month at period end
12.9
Organic
13.8
14.4
14.9
15.4
15.8
7.7
8.4
9.0
9.4
9.7
10.0
10.1
10.1
4.2
4.5
4.8
5.0
5.2
5.4
5.6
5.7
Q1
FY12
Q2
FY12
Q3
FY12
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
TTM Unique Customers (M) 11.9 12.9 13.8 14.4 14.9 15.4 15.7 15.8
TTM New Customers (M) 7.7 8.4 9.0 9.4 9.7 10.0 10.1 10.1
TTM Repeating Customers (M) 4.2 4.5 4.8 5.0 5.2 5.4 5.6 5.7
As % of Unique Customers
TTM New Customers 65% 65% 65% 65% 65% 65% 64% 64%
TTM Repeating Customers 35% 35% 35% 35% 35% 35% 36% 36%
Y/Y Growth
TTM Unique Customers
19% 22% 24% 26% 25% 19% 14% 10%
TTM New Customers 17% 20% 25% 27% 26% 19% 12% 7%
TTM Repeating Customers 24% 25% 23% 25% 24% 20% 17% 14%
Implied Retention**  42% 42% 43% 44% 44% 42% 41% 40%
**TTM repeating customers as % of year-ago unique customers
Q1
FY12
Q2
FY12
Q3
FY12
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
TTM* Unique Customers (M)
New Customers Aquired in Period
Customers Repeating from Prior Periods

Historical Revenue Driver Metrics

Average Customer Bookings:
Organic
Q1
FY12
Q2
FY12
Q3
FY12
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Average Bookings per
Unique Customer
Average Bookings per New
Customer
Average Bookings per
Repeat Customer
$73 $71 $69 $68 $67 $67 $68 $69
$55 $53 $52 $51
$50 $50
$50
$51
$102 $100 $100 $99 $99 $97 $98 $98
Y/Y Growth
Average Bookings per
Unique Customer
Average Bookings per New
Customer
Average Bookings per
Repeat Customer
4% 1%
2% (2%)
3% 2% 1%
(4%)
(1%) (6%)
(7%)
(1%)
(3%)
(9%)
(8%) (6%)
(6%)
(3%)
(2%)
(4%)
(1%)
(1%)
-
1%
Average Bookings Per Unique
Customer (USD)
$102
$100
$100
$99
$99
$97
$98
$98
$73
$71
$69
$68
$67
$67
$68
$69
$55
$53
$52
$51 $50
$50
$50
$51
Q1
FY12
Q2
FY12
Q3
FY12
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
New Repeat
Total
FY11-FY16, long-term target of low- to mid- single digit growth in bookings per unique customer.

Looking Ahead 18

FY14 Outlook Commentary

•
Revenue guidance range of 7% to 11% constant currency growth
o
NA continued growth rates in mid-teens
o
EU revenue essentially flat versus FY13
•
Re-building the foundation
•
Roll-out of initiatives starting in largest markets
o
Asia-Pacific growth rates in high single to low double digits
•
GAAP EPS guidance range of 65% to 100% growth
o
Despite lower revenue growth, core profitability in-line with original goals
o
Discipline in P&L line management and expected improvement in
European profitability
o
Remain committed to balancing meaningful earnings growth and margin expansion with revenue targets

Looking ahead Longer-Term

• We have a large market opportunity
• Revenue outlook lower given our FY13 performance and
our FY14 plan
o
Longer-term revenue growth rates dependent on our
ability to improve European business
• Longer-term earnings outlook
o
Possible but less likely to achieve previous objective of
GAAP net income of $220M +/- 10% in FY16
o
However, still targeting significant NI and EPS expansion

Financial Guidance*
(as of August 1, 2013)
The Company is providing the following assumptions to facilitate non-GAAP adjusted net income per diluted share comparisons that exclude share-
based compensation related expenses, amortization of acquired intangible assets and tax charges related to the alignment of IP with our global operations:
FY14
ending 06/30/2014
Revenue $1,235 - $1,285
Revenue growth from FY 2013 period 6% - 10%
Constant currency revenue growth estimate 7% - 11%
GAAP EPS $1.35 - $1.70
EPS growth from FY 2013 period 59% - 100%
GAAP share count 34.4 million
FY14
ending 06/30/2014
Non-GAAP adjusted EPS $2.49 - $2.83
EPS growth from FY 2013 period 16% – 32%
Non-GAAP share count 35.0 million
Non-GAAP exclusions $40.5
* Millions, except share and per share amounts and as noted

Consolidated

Capital Expenditures Guidance
(as of August 1, 2013)
Expressed as percent of revenue
Actuals Guidance
$63M $63M $76M
$100M
$85M $101M $37M

Consolidated
$46M
$79M
FY 2014 Guidance:
• $85M - $100M
• 7% - 8% of revenue
guidance midpoint
Other
Land and Facilities
Manufacturing &
Automation Equipment
FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13 FY 14-high FY 14-Low
14%
6% 6%
3%
2% 2% 2%
5%
4%
8%
7% 7%
9%
2% 2%
3%
1%
1%
3%
3%
2%
3%
1%
1%
2%
2%
2%
25%
16%
15%
5%
8%
15%
5%
7%
7%

Guidance and Metrics Disclosure

• Not providing quarterly earnings guidance, only annual
o
Per practice we began one year ago
• No longer providing quarterly revenue guidance
o
Per announcement in last earnings call
• Will no longer break out separate metrics for 2011
acquisitions (Albumprinter and Webs)
• No longer providing revenue and earnings objectives
beyond the then-current fiscal year

Summary
• FY13 results
o
Solid revenue relative to re-set expectations but lower growth than original plan for the year
o
Earnings ahead of initial plan
•
Continued focus on strategic initiatives
• Believe we have the right strategy to drive:
o
Long-term revenue and profit growth
o
Competitive advantage
o
Significant value for long-term shareholders
•
More color at investor day on August 6, 2013

Q&A Session Please go to the Investor Relations section of www.vistaprint.com for the live Q&A call at 5:15 pm EDT on August 1, 2013

Q4 Fiscal Year 2013 Financial and Operating Results Supplement

Quarterly Financial Results

Revenue and EPS results for the consolidated business, including Albumprinter and Webs results since October 31, 2011 and December 28,
2011 (dates of purchase, respectively).
Non-GAAP adjusted net income per diluted share for all periods presented excludes the impact of share-based compensation expense and its related tax effect, amortization of acquired intangible assets and a tax charge related to the alignment of Webs IP with our global operations.
Please see reconciliation to GAAP net income (loss) at the end of this presentation.
* Per diluted share
Webs revenue (millions)
Albumprinter revenue (millions)
Organic revenue (millions)
GAAP EPS*
Non-GAAP EPS*
$212
$300
$258
$250
$251
$348
$288
$280
$0.19
$0.31
$0.82
$0.97
$0.01
$0.29
$0.10
$0.40
$0.25
$0.66
$1.02
$0.17
$0.48
$0.07
$0.41
Q1 FY12
Q2 FY12 Q3 FY12
Q4 FY12 Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
$(0.05)
Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13
Consolidated

Total Company Organic Growth Rates
(Excludes Albumprinter and Webs)
11%
reported
12%
constant-currency
FY10
28% constant-
currency growth

FY11
22% constant-currency growth
FY12
20% constant-currency growth
Organic
FY13
12% constant-currency growth
30%
25%
20%
15%
10%
5%
0%
Q2 FY11
Q3 FY11
Q1 FY12
Q3 FY12 Q4 FY12 Q1 FY13 Q3 FY13
Q4 FY13
Constant-Currency
Reported
Q4 FY11 Q1 FY11
Q2 FY12 Q2 FY13
Please see reconciliation to reported revenue growth rates at the end of this presentation.
losses on effective currency hedges recognized in revenue.
period using the prior year period’s average exchange rate for each  currency to the U.S. dollar and excludes the impact of gains and
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current

Segment Revenue Growth Rates
Constant Currency Organic

Organic
APAC
Europe
North American
50%
40%
30%
20%
10%
0%
50%
40%
30%
20%
10%
0%
50%
40%
30%
20%
10%
0%
36%
43%
35%
39%
45%
37%
40%
33%
29%
24%
10%
8%
27%
30%
21%
22%
21%
22%
18%
11%
1%
9%
5%
2%
18%
15%
16%
21%
17%
20%
21%
18%
19%
18%
15%
17%

Gross Margin and Gross Profit

FY11  64.8% FY12  65.2%
Consolidated
FY13  65.7%
Gross Profit (millions) GM %
63.1%
66.3%
65.3%
63.9%
63.2%
66.8%
65.5%
64.6%
65.0%
67.2%
65.5%
64.6%
$108
$155
$133 $133
$134
$200
$169
$162
$163
$189
$181
$234
Q1 FY11
Q2 FY11
Q4 FY11 Q2 FY12 Q3 FY12 Q4 FY12
Q2 FY13
Q3 FY13
Q4 FY13
Q3 FY11 Q1 FY12 Q1 FY13

GAAP Net Income (Loss) and Net Margin

FY11  $82 FY12  $44
Consolidated
FY13 $29
GAAP Net Income (loss), in millions GAAP Net Margin
3.8%
$11
$34
$23
$14
$8
$32
$0
$4
$23
$6
$2
13.0%
15.0%
9.0%
11.0%
5.0%
7.0%
3.0%
6.3%
14.5%
11.3%
6.9%
10.6%
0.1%
1.5%
-
6.6%
2.0%
0.8%
1.0%
-
1.0%
-5.0%
-3.0%
Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12
Q3 FY12 Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13 Q4 FY13
$(2)
0.7%

Non-GAAP Adjusted Net Income*
and Adjusted Net Margin

FY11  $105 FY12  $77
Consolidated
FY13 $76
Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13
$16
$40
$28
$20
$13
$11
$15
$9
$17
$14
$36
$38
12.6%
9.4%
9.6%
17.3%
13.8%
6.1%
4.4% 5.9%
3.5%
10.3%
5.9%
5.0%
Non-GAAP Adjustment Net Income (millions) Non-GAAP Adjustment Net Margin
*Non-GAAP adjusted net income for all periods presented excludes the impact of share-based compensation expense and its related tax effect, amortization of acquired intangibles, and charges related to the alignment of Webs IP with our global structure.  Please see reconciliation to GAAP net income at the end of this presentation.

Fiscal Year Income Statement
(as a percentage of revenue)

Consolidated
4.0%
5.4%
9.4%
10.3%
14.1%
12.7%
38.2%
36.8%
34.3%
34.8%
FY2013 FY2012
Cost of revenue
Marketing and selling
Technology and development
General and administrative
Income from operations

Q4 Income Statement Comparison to Prior Year
(as a percentage of revenue)

1.1% 2.0%
11.4%
11.5%
15.8%
14.8%
36.3% 36.3%
35.4% 35.4%
Cost of revenue
Marketing and selling
Technology and development
General and administrative
Income from operations
Q4 FY2013 Q4 FY2012
Consolidated

Q4 Income Statement Comparison to Prior Quarter
(as a percentage of revenue)

Consolidated
Cost of revenue
Marketing and selling
Technology and development
General and administrative
Income from operations
Q4 FY2013 Q3 FY2013
35.4%
34.5%
38.2%
36.3%
15.8% 14.9%
9.0%
3.4%
11.4%
1.1%

Share-Based Compensation* (millions)
*  Share-based compensation (SBC) expense includes SBC-related tax adjustment.

FY11  $22.4
FY12 $26.1
Consolidated
FY13 $33.7
$5.6
$6.4
$5.3
$5.1
$4.9
$5.0
$7.6
$8.6
$8.4
$8.5 $8.4
$8.3
Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13

Revenue Seasonality
(Excludes Albumprinter and Webs)
* Home and family revenue is calculated using a product format-based approach

Organic
Small Business Marketing Home and Family*
$167
$234
$204
$209
$212
$284
$244
$235
$233
$323
$270
$261
Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12
Q2 FY12
Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13
Q3 FY13
Q4 FY13

Q4 FY 2013
Bookings
by
Marketing
Channel
(excludes Albumprinter and Webs bookings)
~2.2 million new customers in Q4 FY2013
Paid
Search
Other
Channels
and Partners
3 rd Party Permission-
Based email
Direct URL Type-In
Paid
Search
Other
Channels and
Partners
Our Own
Permission-Based
email
Direct URL Type-
In
First-time Order Bookings: 31%
Repeat Order Bookings: 69%
Our Own
Permission-Based
email

Organic

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Balance Sheet Highlights
Balance Sheet highlights, in millions, at period end 06/30/13 03/31/13 12/31/12 09/30/12 06/30/12
Total assets $601.6 $616.4 $653.7 $620.5 $592.4
Cash and cash equivalents $50.1 $51.3 $64.7 $59.3 $62.2
Total current assets $100.2 $104.4 $132.3 $114.6 $115.6
Goodwill and intangible assets $171.2 $174.3 $179.2 $179.5 $180.7
Total liabilities $412.0 $414.7 $443.8 $421.3 $403.1
Current liabilities $155.0 $154.0 $182.4 $129.4 $142.0
Long-term debt $230.0 $229.0 $230.5 $259.3 $229.0
Shareholders’ Equity $189.6 $201.7 $209.9 $199.2 $189.3

Consolidated
Treasury shares (in millions) 11.3
10.9
16.4 15.7 15.8

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Total Debt
Availability under our credit facility 06/30/13
Maximum aggregate available borrowing amounts $498.8M
Outstanding borrowings of credit facility ($238.8M)
Remaining amount $260.0M
Limitations to borrowing due to debt covenants and other obligations* ($31.4M)
Amount available for borrowing as of June 30, 2013 $228.6M

Consolidated
• Credit facility in place with aggregate loan commitments of $498.8M
• Interest rate is LIBOR plus 1.25% - 2.0%, depending on leverage
• Currently in compliance with all covenants.  Key covenants are:
o
Total leverage ratio not to exceed 3.5x TTM EBITDA (reducing to 3.25x in 1 year and 3.0x in 2 years).
o
Interest coverage ratio of at least 3.0.
o
Maximum of $400M of share repurchases allowed over the credit facility tenor (2/8/2013 to 2/8/2018). If
$400M is reached, an additional $25M per year is allowed.
* Our borrowing ability can be limited by our debt covenants each quarter. These covenants may limit our borrowing capacity depending on our leverage, other indebtedness, such as installment obligations and letters of credit, and other factors that are outlined in the restated credit agreement filed as an exhibit in our Form 8-K filed on February 13, 2013.

Q4 and FY13 Capital Expenditure Breakdown
Q4 CapEx: $12.5M
1
3
2

Consolidated
FY13 CapEx: $79.0M
2 All manufacturing and automation equipment, including offset and digital print lines, other printing equipment, pre-press and post-press equipment such as cutters, and automation equipment
3   IT infrastructure, software and office equipment
1 Land, building and construction, leasehold improvements, and furniture and fixtures
Land/Facilities
Mfg & Automation
Equipment
Other
36%
17%
47%
23%
26%
51%

Appendix Including a Reconciliation of GAAP to Non-GAAP Financial Measures

About non-GAAP financial measures
To supplement Vistaprint’s consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Vistaprint has used the following measures defined as non-GAAP financial measures by
Securities and Exchange Commission, or SEC, rules: non-GAAP adjusted net income, non-GAAP adjusted net income per diluted share, free cash flow, constant-currency revenue growth, and constant-currency organic revenue growth. The items excluded from the non-GAAP adjusted net income measurements are share-based compensation expense and its related tax effect, amortization of acquisition-related intangibles, and tax charges related to the alignment of acquisition-
related intellectual property with global operations.  Free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets, and capitalization of software and website development costs.  Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.  Constant-currency organic revenue growth excludes the impact of currency as defined above and revenue from acquired companies.
The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.
(continued on next page)

About non-GAAP financial measures
continued…
Vistaprint’s management believes that these non-GAAP financial measures provide meaningful supplemental information in assessing our performance and when forecasting and analyzing future periods. These non-GAAP financial measures also have facilitated management’s internal comparisons to Vistaprint’s historical performance and our competitors’ operating results.
Management provides these non-GAAP financial measures as a courtesy to investors.  However, to gain a more complete understanding of the company’s financial performance, management does (and investors should) rely upon
GAAP statements of operations and cash flow.

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Reconciliation: GAAP to Non-GAAP Results
FY 2003 FY 2004 FY 2005* FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013
GAAP Net Income $473 $3,440 $19,234 $27,143 $39,831 $55,686 $67,741 $82,109 $43,994 $29,435
Share-based
compensation and
related tax effect
$0 $0 $0 $4,850 $8,765 $15,275 $20,177 $23,156 $22,400 $26,060 $33,662
Amortization of
acquired intangible
assets
- - - - - - - - - $5,754 $10,361
Webs IP transfer - - - - - - - - - $1,235 $2,387
Non-GAAP
Adjusted Net Income
$473 $3,440 $4,782 $23,146 $35,908 $55,106 $75,863 $90,897 $104,509 $77,043 $75,845
Net Income – Annual
($ in thousands)
*Fiscal 2005 non-GAAP results exclude a contract termination payment of $21mm
Note: share-based compensation expense includes tax effects

($16,218)

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Reconciliation: GAAP to Non-GAAP Results
. Fiscal Year 2011 Fiscal Year 2012 Fiscal Year 2013
Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
GAAP Net Income
$10,781  $34,014  $22,917  $14,397  $8,172 $31,697  $274  $3,851  $(1,696)  $22,960  $5,866  $2,305
Share-based
compensation and
related tax effect
$5,550  $6,435  $5,285  $5,129  $4,876  $5,021  $7,566  $8,596  $8,445  $8,540  $8,353  $8,324
Amortization of
acquired intangible
assets
- - - - - $1,148  $2,381  $2,225  $2,178  $2,243  $2,275  $3,665
Webs IP Transfer
- - - - - - $1,017  $218  - $2,164   $431  ($208)
Non-GAAP
Adjusted Net
Income
$16,331  $40,449  $28,202  $19,526  $13,048  $37,866  $11,238  $14,890  $8,927  $35,907  $16,925  $14,086
Net Income (Loss) – Quarterly
($ in thousands)

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Diluted Earnings Per Share - Annual
Reconciliation: GAAP to Non-GAAP Results

FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013
GAAP Net Income Per Share $0.45 $0.60  $0.87 $1.25 $1.49 $1.83 $1.13 $0.85
Share-based Compensation
Per Share*
$0.09 $0.18 $0.31 $0.43 $0.49 $0.47 $0.65 $0.95
Amortization of acquired
intangible assets
- - - - - - $0.14 $0.29
Webs IP Transfer - - - - - - $0.03 $0.06
Non-GAAP Adjusted Net
Income Per Share
$0.54 $0.78 $1.18 $1.68 $1.98 $2.30 $1.95 $2.15
Weighted average shares
used in computing Non-
GAAP EPS
(millions)
42.651 45.825 46.780 45.099 45.989 45.448 39.426 35.201
*Note: share-based compensation expense includes tax effects

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Reconciliation: GAAP to Non-GAAP Results
.
Fiscal Year 2011 Fiscal Year 2012 Fiscal Year 2013
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
GAAP Net Income Per
Share
$0.24 $0.75 $0.51 $0.32 $0.19 $0.82 $0.01 $0.10 $(0.05) $0.66 $0.17 $0.07
Share-based
Compensation Per Share*
$0.12 $0.14 $0.12 $0.11 $0.12 $0.12 $0.20 $0.23 $0.24 $0.24 $0.24 $0.24
Amortization of acquired
intangible assets
- - - - - $0.03 $0.06 $0.06 $0.06 $0.06 $0.06 $0.11
Webs IP Transfer - - - - - - $0.02 $0.01 - $0.06 $0.01 $(0.01)
Non-GAAP Adjusted Net
Income Per Share
$0.36 $0.89 $0.63 $0.43 $0.31 $0.97 $0.29 $0.40 $0.25 $1.02 $0.48 $0.41
Weighted average shares
used in computing Non-
GAAP EPS
(millions)
45.704 45.625 45.079 45.156 42.569 39.041 38.346 37.620 35.793 35.156 35.217 34.633
Earnings Per Diluted Share - Quarterly
*Note: share-based compensation expense includes tax effects

Reconciliation: Free Cash Flow
(in thousands)

Three Months Ended Twelve Months Ended
June 30, June 30,
2013 2012 2013 2012
Net cash provided by operating activities $ $ $ $
Purchases of property, plant and equipment (12,476) (13,482) (78,999) (46,420)
Purchases of intangibles assets (298) (67) (750) (239)
Capitalization of software and website
development costs
(2,088) (1,161) (7,667) (5,463)
Free cash flow $ $ $ $ 4,631 52,596
19,341 140,012
88,519
36,694
(21,832)
140,641

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Reconciliation:
Constant-Currency Organic Revenue Growth Rates
Quarterly

Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.
EUROPE
Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13
Reported revenue growth
18% 22% 22% 38% 31% 36% 29% 18% 12% 11% 8% 3%
Currency impact
10% 8% (1%) (15%) (10%) 1% 5% 12% 11% 2% 0% (1%)
Revenue growth in constant
currency
27% 30% 21% 22% 21% 37% 34% 30% 23% 14% 8% 2%
Impact of acquisitions to growth in
constant currency
- - - - - (15%) (16) (19%) (22%) (5%) (3%) 0%
Revenue growth rate, ex
acquisitions, in constant currency
27% 30% 21% 22% 21% 22% 18% 11% 1% 9% 5% 2%
ASIA-PACIFIC
Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13
Reported revenue growth
48% 55% 50% 65% 67% 41% 47% 28% 28% 26% 6% 4%
Currency impact
(12%) (12%) (15%) (26%) (22%) (4%) (7%) 5% 2% (3%) 4% 4%
Revenue growth in constant
currency
36% 43% 35% 39% 45% 37% 40% 33% 29% 24% 10% 8%
Impact of acquisitions to growth in
constant currency
- - - - - - - - - - - -
Revenue growth rate, ex
acquisitions, in constant currency
36% 43% 35% 39% 45% 37% 40% 33% 29% 24% 10% 8%

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Reconciliation:
Constant-Currency Organic Revenue Growth Rates
Quarterly

NORTH AMERICA
Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13
Reported revenue growth
16% 16% 21% 18% 17% 20% 23% 20% 22% 20% 15% 18%
Currency impact
0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0%
Revenue growth in constant
currency
15% 16% 21% 18% 17% 20% 23% 21% 22% 20% 15% 18%
Impact of acquisitions to growth in
constant currency
- - - - - - (2%) (3%) (3%) (2%) 0% (1%)
Revenue growth rate, ex
acquisitions, in constant currency
15% 16% 21% 18% 17% 20% 21% 18% 19% 18% 15% 17%
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.
TOTAL COMPANY Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13
Reported revenue growth 18% 20% 23% 27% 25% 28% 26% 20% 18% 16% 12% 12%
Currency impact 2% 3% (1%) (7%) (5%) 0% 2% 5% 5% 1% 0% 0%
Revenue growth in constant
currency
20% 23% 22% 20% 20% 28% 28% 25% 23% 17% 12% 12%
Impact of acquisitions to growth in
constant currency
- - - - - (7%) (7%) (8%) (10%) (3%) (1%) (1%)
Revenue growth rate, ex
acquisitions, in constant currency
20% 23% 22% 20% 20% 21% 21% 17% 13% 14% 11% 11%

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Reconciliation:
Constant-Currency Organic Revenue Growth Rates
Annual

FY2009 FY2010 FY2011 FY2012 FY2013
Reported revenue growth 29% 30% 22% 25% 14%
Currency impact 7% (2%) - 0% 2%
Revenue growth in constant currency 36% 28% 22% 25% 16%
Impact of acquisitions to growth in constant currency - - - (5%) (4%)
Revenue growth rate, ex acquisitions, in constant currency 36% 28% 22% 20% 12%
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.

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FY2013 North America Europe Asia-Pacific Total Company
Reported revenue growth 18% 9% 16% 14%
Currency impact - 2% 1% 2%
Revenue growth in constant currency 18% 11% 17% 16%
Impact of acquisitions to growth in constant
currency
(1%) (6%) - (4%)
Revenue growth rate, ex acquisitions, in constant
currency
17% 5% 17% 12%
Reconciliation:
Constant-Currency Organic Revenue Growth Rates by Region
Annual
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.